UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 22, 2018

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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota	55014
(Address of Principal Executive Offices)	(Zip Code)

(763) 225-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information required to be disclosed by this Item 5.03 is set forth below in the last paragraph of Item 8.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

As previously disclosed, Northern Technologies International Corporation (“NTIC”) held its Annual Meeting of Stockholders (the “2018 Annual Meeting”) on January 12, 2018. At the 2018 Annual Meeting, a proposal to approve an amendment to NTIC’s Restated Certificate of Incorporation to amend Article IV thereof to increase NTIC’s authorized shares of common stock, $0.02 par value, from 10,000,000 to 15,000,000 (the “Share Increase Amendment”) was approved by NTIC’s stockholders by the required vote. The Share Increase Amendment was filed with the Office of the Secretary of State of the State of Delaware on January 16, 2018 and it became effective the same day.

In determining that the Share Increase Amendment was approved by the required vote, votes cast by brokers, banks or other nominees without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the proposal in accordance with the rules of the New York Stock Exchange that govern how brokers may cast such votes. Because a disclosure in the definitive proxy statement for the 2018 Annual Meeting, which was filed on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on November 27, 2017 (the “2018 Proxy Statement”), anticipated that brokers would not have discretion to vote for the proposal to approve the Share Increase Amendment, a question has been raised as to the validity of the vote taken on the proposal to approve the Share Increase Amendment.

NTIC believes that the Share Increase Amendment was properly approved and is effective. However, because the description of the authority of brokers to vote on proposals without instruction in the 2018 Proxy Statement may create some uncertainty as to the effect of the vote obtained at the 2018 Annual Meeting and out of an abundance of caution, NTIC intends to ask its stockholders at either a special meeting or the next annual meeting of NTIC’s stockholders to ratify the filing and effectiveness of the Share Increase Amendment pursuant to Delaware law in order to eliminate any uncertainty related to the effectiveness of the Share Increase Amendment. NTIC has not issued, or reserved for issuance, and will not issue, or reserve for issuance, any of the additional 5,000,000 authorized shares as part of the Share Increase Amendment unless the vote at the special or annual meeting of NTIC’s stockholders is in favor of the ratification of the Share Increase Amendment.

Additional Information and Where to Find It

NTIC intends to file with the SEC a definitive proxy statement in connection with the ratification of the Share Increase Amendment to be considered by NTIC’s stockholders at a future special or annual meeting. The definitive proxy statement, when available, will be sent or made available to NTIC’s stockholders of record as of November 17, 2017 and will contain important information about the ratification of the Share Increase Amendment to be considered at the meeting. BEFORE MAKING ANY VOTING DECISION, NTIC’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AFTER IT IS FILED WITH THE SEC CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE RATIFICATION OF THE SHARE INCREASE AMENDMENT TO BE CONSIDERED AT THE MEETING. This Current Report on Form 8-K does not constitute a solicitation of any vote or approval.

Investors will be able to obtain the definitive proxy statement (when available) and any other relevant documents free of charge at the SEC web site (www.sec.gov). In addition, documents filed with the SEC by NTIC will be available free of charge from NTIC by contacting the Corporate Secretary at Northern Technologies International Corporation, 4201 Woodland Road, Circle Pines, Minnesota 55014, telephone (763) 225-6600.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of NTIC may be deemed “participants” in the solicitation of proxies from NTIC’s stockholders in connection with the matters to be considered at the next special or annual meeting of NTIC’s stockholders. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the NTIC’s stockholders in connection with such matters will be set forth in the definitive proxy statement filed with the SEC. In addition, security holders may obtain information regarding the names, affiliations and interests of such individuals in NTIC’s Annual Report on Form 10-K for the year ended August 31, 2017, which was filed with the SEC on November 21, 2017, and in the definitive proxy statement for the 2018 Annual Meeting filed with the SEC on November 27, 2017. To the extent the holdings of NTIC’s securities by NTIC’s directors and executive officers have changed since the amounts set forth in NTIC’s definitive proxy statement for its 2018 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and NTIC’s website at www.ntic.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary

Dated: January 22, 2018